The AAL Mutual Funds

Supplement dated October 15, 2001, to the Equity, Index and Balanced Funds and Fixed-income Funds Prospectuses dated July 17, 2001, for The AAL Balanced Fund, The AAL Bond Fund and The AAL Municipal Bond Fund.

The AAL Balanced Fund

Remove the fourth paragraph under the heading “Adviser Fees per Fund” on page 42 of the prospectus that reads:

“As of September 1, 2000, the Adviser has voluntarily waived 0.05% of the current fee of 0.55% in The AAL Balanced Fund.”

The AAL Bond Fund and The AAL Municipal Bond Fund

Remove the following from the first sentence in the second paragraph under the heading “Adviser Fees per Fund” on page 20 of the prospectus:

“…waived 0.15% of the current fee of 0.45% in The AAL Bond Fund, 0.10% of the current fee of 0.45% in The AAL Municipal Bond Fund and…"

Following this change, the sentence will read:

“As of September 1, 2000, the Adviser has voluntarily changed the current fee waiver for The AAL Money Market Fund from 0.225% to 0.075% to bring the effective advisory fee for this Fund to 0.425%.”

C-50042PS5 10-01